Prudential Investment Portfolios 3

Prudential Real Assets Fund

(the “Fund”)

Supplement dated December 7, 2017 to the
Currently Effective Summary Prospectus, Statutory Prospectus and
Statement of Additional Information (“SAI”) of the Fund

The Board of Trustees of the Fund recently approved the replacement of CoreCommodity Management, LLC (“CoreCommodity”) as a subadviser to the Fund’s investments in the commodity asset class with Quantitative Management Associates LLC (“QMA”). This change is expected to become effective on or about April 2, 2018.

To reflect the change in subadviser for the Fund, effective on or about April 2, 2018, the Fund’s Summary Prospectus and Prospectus are revised as follows:

I.	The fifth and sixth paragraphs of the section of the Summary Prospectus and Prospectus entitled “Investments, Risks and Performance” are hereby deleted in their entirety and replaced with the following:

Commodity Asset Class. The Fund gains exposure to the commodities asset class through investment of the Fund’s assets directly or in the Cayman Subsidiary. The manager has retained Quantitative Management Associates LLC (QMA) to serve as subadviser for the commodity asset class. Their strategy seeks to generate returns over a market cycle in excess of the Bloomberg Commodity Index using a systematic, factor-based investment process.

The Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Cayman Subsidiary. The Fund may invest up to 25% of the Fund’s total assets in the Cayman Subsidiary. The Cayman Subsidiary may invest in commodity investments without limit. The Fund invests in the Cayman Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Cayman Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund and the Cayman Subsidiary will test for compliance with certain investment restrictions and limitations on a consolidated basis. If QMA, as asset allocator, directs more than approximately 25% of the Fund’s total assets to the commodity asset class, then QMA may invest the Fund’s assets directly. The Fund may obtain exposure to commodity markets by investing directly in commodity-linked structured notes (CLNs), ETFs and exchange traded notes (ETNs) whose returns are linked to commodities or commodity indices within the limits of applicable tax law.

II.	The table in the Summary Prospectus entitled “Management of the Fund” is hereby deleted in its entirety and replaced with the following:
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Quantitative Management Associates LLC	Ted Lockwood, MBA, MS	Managing Director and Portfolio Manager	December 2010
		Edward F. Keon, Jr.	Managing Director and Portfolio Manager	December 2010

	Edward L. Campbell, MBA, CFA	Managing Director and Portfolio Manager	December 2010
	Joel M. Kallman, MBA, CFA	Vice President and Portfolio Manager	December 2010
	Rory Cummings, CFA	Portfolio Manager	April 2015
	Yesim Tokat-Acikel, PhD	Portfolio Manager	April 2018
	Marco Aiolfi, PhD	Portfolio Manager	April 2018
PGIM Fixed Income	Robert Tipp, CFA	Managing Director, Chief Investment Strategist and Head of Global Bonds	December 2010
	Craig Dewling	Managing Director	December 2010
	Erik Schiller, CFA	Managing Director	January 2016
	Gary Wu, CFA	Principal	January 2016

To reflect the change in subadviser for the Fund, effective on or about April 2, 2018, the Fund’s Prospectus is revised as follows:

I.	The third, fourth, fifth, sixth and seventh paragraphs of the section of the Prospectus entitled “More About the Fund’s Principal and Non-Principal Investment Strategies, Investments and Risks—Investments and Investment Strategies—Asset Allocation” are hereby deleted in their entirety and replaced with the following:

Commodity Asset Class. The Fund gains exposure to the commodities asset class through investment of the Fund’s assets directly or in the Cayman Subsidiary. The manager has retained QMA to serve as subadviser for the commodity asset class. Their strategy seeks to generate returns over a market cycle in excess of the Bloomberg Commodity Index using a systematic, factor-based investment process.

The Fund expects that most of its investments in the commodity asset class will be through exchange-traded futures on commodities held by its Cayman Subsidiary. The Fund may also invest directly in CLNs linked to commodity indices, ETFs and ETNs whose returns are linked to commodities or commodity indices, within the limits of applicable tax law. The Fund has received a private letter ruling from the IRS that income and gains earned from investments in a certain type of CLN substantially similar to CLNs in which the Fund may invest constitute qualifying income under the Code.

Cayman Subsidiary. The Fund gains exposure to commodity markets by investing up to 25% of its total assets in the Cayman Subsidiary. The Cayman Subsidiary invests primarily in exchange traded futures on commodities in order to track the performance of the Bloomberg Commodity Index, as determined by QMA, among other assets and investments. The Cayman Subsidiary will also invest in high quality, short-term instruments, which may include positions in US Treasury securities, government agency debt and money market funds, which are intended to serve as margin or collateral for the Cayman Subsidiary’s futures positions. To the extent that the Fund invests in the Cayman Subsidiary, the Fund may be subject to the risks associated with those futures positions and other securities, which are discussed elsewhere in this prospectus.

The Cayman Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the manager and subadviser, in managing the Cayman Subsidiary’s portfolio, are subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Cayman Subsidiary’s portfolio investments and shares of the Cayman Subsidiary. These policies and restrictions are described in detail in the Fund’s Statement of Additional Information. The Fund’s Chief Compliance Officer oversees implementation of the Cayman Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board of Trustees regarding the Cayman Subsidiary’s compliance with its policies and procedures. The Fund and the Cayman Subsidiary will test for compliance with certain investment restrictions on a consolidated basis.

The Cayman Subsidiary has entered into a contract with the manager and QMA whereby the manager and subadviser provide investment advisory and other services to the Cayman Subsidiary. The Cayman Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

II.	In the section of the Prospectus entitled “How the Fund is Managed—Investment Subadvisers” the first paragraph is hereby deleted in its entirety and replaced with the following:

Quantitative Management Associates LLC (QMA) and PGIM, Inc. (PGIM) are the subadvisers for the Fund (each, a subadviser and together, the subadvisers). QMA provides asset allocation services to the Fund and the day-to-day investment management for the gold/defensive asset class, the commodities asset class and the Cayman Subsidiary. PGIM, through its PGIM Fixed Income unit, handles the day-to-day investment management for the Fund’s direct investments in the fixed income asset class.

III.	In the section of the Prospectus entitled “How the Fund is Managed—Investment Subadvisers” the sixth paragraph is hereby deleted in its entirety.

IV.	The section of the Prospectus entitled “How the Fund is Managed—Portfolio Managers” is hereby revised by deleting all information regarding Adam De Chiara and replacing it with the following:

Yesim Tokat-Acikel, PhD, is a Portfolio Manager for QMA and a member of the Global Portfolio Solutions team. Her responsibilities include research and portfolio management with a focus on Global Tactical Asset Allocation. Prior to joining QMA, Yesim was a senior quantitative analyst at AllianceBernstein, where she developed Global Tactical Asset Allocation strategies. She developed global equity, REIT, and credit models, as well as dynamic risk models. Previously, she was a senior investment analyst for The Vanguard Group where she built tactical and strategic asset allocation models for the retirement and private client markets. Yesim has published papers on strategic and tactical portfolio allocation issues in the Journal of Investing, Journal of Wealth Management, Journal of Financial Planning, Journal of Economic Dynamics and Control, and Strategic Management Journal. She earned a BS in Industrial Engineering from Bilkent University in Turkey; an MS in Industrial Engineering from the University of Arizona, Tucson, and a PhD in Economics from the University of California, Santa Barbara.

Marco Aiolfi, PhD, is a Portfolio Manager for QMA and a member of the Global Portfolio Solutions team. His responsibilities include research and portfolio management with a focus on Global Tactical Asset Allocation. Prior to joining QMA, Marco was a portfolio manager and researcher at Goldman Sachs Asset Management where he was a member of the Quantitative Investment Strategies team. His experience included serving as lead portfolio manager for Global Tactical Asset Allocation implementation in select portfolios and co-head of volatility strategies for a multi-strategy fund. Previously, Marco was a Principal at Platinum Grove Asset Management, where he designed, implemented and co-managed a systematic G10 currency trading strategy. Marco was a Research Scholar at the University of California, San Diego, specializing in macro asset pricing and econometrics, and he was a Visiting Scholar for the Research Department at the International Monetary Fund. Marco has published papers in several academic journals including the Journal of Econometrics, the Journal of Forecasting, the Journal of Financial Econometrics, the Journal of Development Economics and the Oxford Handbook of Economic Forecasting. He earned a BA in Economics Summa Cum Laude and a PhD in Economics from Bocconi University, Milan, Italy.

V.	In the section of the Prospectus entitled “How the Fund is Managed—Portfolio Managers”, the subsection entitled “Cayman Subsidiary” is hereby deleted in its entirety and replaced with the following:

Cayman Subsidiary

As discussed above, the Fund may pursue its investment objective though investment in the Cayman Subsidiary. The Cayman Subsidiary has a Board of Directors consisting of two directors. The Cayman Subsidiary has entered into a separate management agreement with the manager whereby the manager provides advisory and other services to the Cayman Subsidiary. In consideration of these services, the Cayman Subsidiary will pay the manager a monthly fee at the rate of 0.60% up to $3 billion; 0.58% from $3 billion to $5 billion; 0.57% from $5 billion to $10 billion; and 0.56% over $10 billion of the average daily net assets of the Cayman Subsidiary. The manager also has entered into a subadvisory agreement with QMA relating to the Cayman Subsidiary. QMA provides asset allocation services to the Cayman Subsidiary and handles the day-to-day investment management for the Cayman Subsidiary’s assets allocated to the commodity asset class and the gold/defensive asset class.

The Cayman Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Fund’s prospectus or Statement of Additional Information, is not subject to all the investor protections of the 1940 Act.

To reflect the change in subadviser for the Fund, effective on or about April 2, 2018, the Fund’s SAI is revised as follows:

I.	In the section of the SAI entitled “Investment Risks and Considerations”, the first, second and third paragraphs of “Investments in the Cayman Islands Subsidiary” are hereby deleted and replaced with the following:

INVESTMENTS IN THE CAYMAN ISLANDS SUBSIDIARY. The Fund may invest up to 25% of its total assets in the shares of the Prudential Real Assets Subsidiary, Ltd., a wholly-owned and controlled subsidiary incorporated in the Cayman Islands (the Cayman Subsidiary). The Cayman Subsidiary invests primarily in exchange-traded futures on commodities as its principal vehicle for gaining exposure to commodity markets. Investments in the Cayman Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and IRS revenue rulings, as discussed below. The Cayman Subsidiary is advised by the Manager and subadvised by Quantitative Management Associates LLC (QMA). The Cayman Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund and the Trust. The Cayman Subsidiary may be concentrated in one or more commodities and is not subject to the diversification requirements applicable to the Fund. In addition, the Cayman Subsidiary may invest in commodity-related instruments, including commodity-related futures, swaps and other derivative instruments, to enhance return, to hedge against fluctuations in commodity prices, or as a substitute for the purchase or sale of commodities. Commodity-related futures, swaps and other derivative instruments have many of the same risks as other derivative instruments. The Cayman Subsidiary will invest its available cash in US Treasury securities and other comparable short-term US government securities which are intended to serve as collateral for its futures positions.

The Cayman Subsidiary is a company incorporated under the laws of the Cayman Islands, and is overseen by its own board of directors, consisting of two directors. The directors, Stuart S. Parker and Scott Benjamin, are also interested trustees of the Trust. The Fund is the sole shareholder of the Cayman Subsidiary, and shares of the Cayman Subsidiary will not be sold or offered to other investors.

The Cayman Subsidiary has entered into a separate management agreement with the Manager whereby the Manager provides advisory and other services to the Cayman Subsidiary. The Manager also has entered into a subadvisory agreement with QMA relating to the Cayman Subsidiary. The Cayman Subsidiary has also entered into agreements for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Fund.

II.	The section of the SAI entitled “Management & Advisory Agreements—Subadvisory Fees for Managing the Fund’s Assets” is hereby deleted in its entirety and replaced with the following:
Fund Subadvisers & Fee Rates
Subadviser	Fee Rate
QMA	0.15% of the Fund’s average daily net assets allocated to the gold/defensive asset class
QMA*	0.25% of the Fund’s average daily net assets allocated to the commodities asset class
QMA (for asset allocation services)	0.175% of average daily net assets of the entire Fund

Fund Subadvisers & Fee Rates
Subadviser	Fee Rate
PGIM Fixed Income	0.08% of the Fund’s average daily net assets allocated to the fixed-income asset class

* Prior to April 2, 2018, CoreCommodity Management, LLC (CoreCommodity) served as subadviser to the commodities asset class of the Fund and charged a subadvisory fee rate of 0.45% of average daily net assets allocated to the commodities asset class. Effective that same date, QMA assumed subadvisory responsibilities for the commodities asset class of the Fund, with a subadvisory fee rate of 0.25% of average daily net assets allocated to the commodities asset class.

Note: Assets that are held in the Cayman Subsidiary (further discussed below) are excluded for purposes of calculating the subadvisory fees set out in the table above.

Subadvisory Fees Paid by PGIM Investments LLC
	2016	2015*	2015	2014
QMA**	$308,111	$169,293	$180,014	$146,456
PGIM Fixed Income	$43,178	$20,219	$19,232	$17,192
CoreCommodity**	$104,940	$53,557	$67,726	$50,804

* During 2015 the Fund changed its fiscal year-end from February 28 to October 31. Information shown is for the 8-month fiscal period ended October 31, 2015.

** Prior to April 2, 2018, CoreCommodity served as subadviser to the commodities asset class of the Fund and charged a subadvisory fee rate of 0.45% of average daily net assets allocated to the commodities asset class. Effective that same date, QMA assumed subadvisory responsibilities for the commodities asset class of the Fund, with a subadvisory fee rate of 0.25% of average daily net assets allocated to the commodities asset class.

III.	The section of the SAI entitled “Management & Advisory Agreements— Management & Subadvisory Fees for Managing the Cayman Subsidiary” is hereby deleted in its entirety and replaced with the following:

Management Fees. The Cayman Subsidiary has entered into a separate Management Agreement with PGIM Investments LLC (PGIM Investments) whereby PGIM Investments provides advisory and other services to the Cayman Subsidiary substantially similar to the services provided by PGIM Investments to the Fund as discussed above. In consideration for these services, the Cayman Subsidiary pays PGIM Investments a monthly fee at the rate of 0.60% up to $3 billion; 0.58% from $3 billion to $5 billion; 0.57% from $5 billion to $10 billion; and 0.56% over $10 billion of the average daily net assets of the Cayman Subsidiary. However, PGIM Investments has contractually agreed to waive any management fee it receives from the Fund in an amount equal to the management fees paid by the Cayman Subsidiary. This waiver will remain in effect for so long as the Fund remains invested or intends to invest in the Cayman Subsidiary.

Subadvisory Fees. PGIM Investments also has entered into a Subadvisory Agreement with QMA relating to the Cayman Subsidiary. The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Cayman Subsidiary. The subadviser provides substantially similar services to the services provided to the Fund as discussed above. PGIM Investments has responsibility for all investment advisory services pursuant to the Management Agreement with the Cayman Subsidiary and supervises the subadviser’s performance of such services.

PGIM Investments pays QMA a monthly fee at the annual rate of 0.25% of the Cayman Subsidiary's average daily net assets allocated to the commodity asset class of the Fund and a monthly fee at the annual rate of 0.15% of the Cayman Subsidiary's average daily net assets allocated to the gold/defensive asset class of the Fund. PGIM Investments also pays QMA a monthly fee at the annual rate of 0.175% of the Cayman Subsidiary's average daily net assets for asset allocation services. QMA may voluntarily waive a portion of its fees from time to time.

Note: The Cayman Subsidiary (and not QMA or PGIM Investments) bears all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Cayman Subsidiary.

IV.	The section of the SAI entitled “Management & Advisory Agreements— The Fund’s Portfolio Managers: Information About Other Accounts Managed” is hereby deleted in its entirety and replaced with the following:

The table below identifies the number and total assets of other mutual funds and other types of investment accounts managed by each portfolio manager. For each category, the number of investment accounts and total assets in the investment accounts whose fees are based on performance, if any, is indicated in italics typeface. Information shown below is as of the Fund’s most recently completed fiscal year, unless noted otherwise.

Other Funds and Investment Accounts Managed by the Portfolio Managers
Subadviser	Portfolio Managers	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/* Total Assets	Other Accounts/* Total Assets
Quantitative Management Associates LLC**	Ted Lockwood	39 / $83,870,750,147	5 / $1,831,607,159	22 / $1,702,038,323 1 / $31,533,839
	Edward F. Keon, Jr.	38 / $83,376,380,913	5 / $1,831,607,159	19 / $1,460,802,287
	Edward L. Campbell, CFA	38 / $83,376,380,913	5 / $1,831,607,159	19 / $1,460,802,287
	Joel M. Kallman, CFA	38 / $83,376,380,913	5 / $1,831,607,159	19 / $1,460,802,287

	Rory Cummings	38 / $83,376,380,913	5 / $1,831,607,159	19 / $1,460,802,287
	Yesim Tokat-Acikel, PhD***	1 / $32,455,839	None	1 / $31,533,839 1 / $31,533,839
	Marco Aiolfi, PhD***	1 / $32,455,839	None	1 / $31,533,839 1 / $31,533,839
PGIM Fixed Income	Robert Tipp, CFA	23 / $28,030,062,200	20 / $9,759,965,044 1 / $599,410	83 / $21,143,156,500
	Craig Dewling	35 / $8,574,113,174	28 / $10,389,664,521 2 / $2,942,499,861	134 / $38,547,581,850 2 / $2,861,876,782
	Erik Schiller, CFA	35 / $12,894,023,505	27 / $10,092,745,852 2 / $2,942,499,861	132 / $36,801,319,737 2 / $2,861,876,782
	Gary Wu, CFA	None	None	None

Notes to Portfolio Manager Table:

* “QMA Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “QMA Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

** Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

*** Information provided as of October 31, 2017.

V.	The section of the SAI entitled “Management & Advisory Agreements— The Fund’s Portfolio Managers: Personal Investments and Financial Interests” is hereby deleted in its entirety and replaced with the following:

The table below identifies the dollar value (in ranges) of investments beneficially held by, and financial interests awarded to, each portfolio manager, if any, in the Fund and in other investment accounts managed by, or which have an individual portion or sleeve managed by, each portfolio manager that utilize investment strategies, objectives and mandates similar to the Fund. Information shown below is as of the Fund’s most recently completed fiscal year, unless noted otherwise.

Personal Investments and Financial Interests of the Portfolio Managers
Subadviser	Portfolio Managers	Investments and Other Financial Interests in the Fund and Similar Strategies*
Quantitative Management Associates LLC	Ted Lockwood	None
	Edward F. Keon, Jr.	$10,001-$50,000
	Edward L. Campbell, CFA	None
	Joel M. Kallman, CFA	None
	Rory Cummings	$1-$10,000
	Yesim Tokat-Acikel, PhD**	None
	Marco Aiolfi, PhD**	None
PGIM Fixed Income	Robert Tipp, CFA	None
	Craig Dewling	None
	Erik Schiller, CFA	None

Gary Wu, CFA	None

** Information provided as of October 31, 2017.

Quantitative Management Associates LLC:

* “Investments and Other Financial Interests in the Fund and Similar Strategies” include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund.

“Other Investment Accounts” in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. “Investments” include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan. “Other Financial Interests” include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional’s long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies. The dollar range of each Portfolio Manager’s investment in the Fund is as follows: Ted Lockwood: None; Edward F. Keon, Jr.: $10,001 - $50,000; Edward L. Campbell: None; Joel M. Kallman: None; Rory Cummings: $1 - $10,000; Yesim Tokat-Acikel: None; Marco Aiolfi: None.

PGIM Fixed Income:

* “Investments and Other Financial Interests in the Fund and Similar Strategies” include direct investment in the Fund and investment in all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and mandates that are similar to those of the Fund. Other financial interests are interests related to awards under a targeted long-term incentive plan, the value of which is subject to increase or decrease based on the performance of the Fund. “Other Investment Accounts” in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. The dollar range of each Portfolio Manager’s direct investment in the Fund is as follows: Robert Tipp: None; Craig Dewling: None; Erik Schiller: None; Gary Wu: None.

VI.	In the section of the SAI entitled “Management & Advisory Agreements— Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest” all references and information pertaining to CoreCommodity are hereby deleted.

VII.	In the section of the SAI entitled “Appendix I: Proxy Voting Policies of the Subadviser” all references and information pertaining to CoreCommodity are hereby deleted.

LR992